March 14, 2013

ADVANTAGE FUNDS, INC. -DREYFUS TOTAL RETURN ADVANTAGE FUND

Supplement to Summary Prospectus and Statutory Prospectus dated March 1, 2013

The following information supersedes and replaces the information contained in the section of the summary prospectus and statutory prospectus entitled "Fund Summary — Portfolio Management":

The fund's investment adviser is The Dreyfus Corporation. David Kwan is the fund's primary portfolio manager, a position he has held since the fund's inception. Mr. Kwan is head of the fixed-income management and trading group and a managing director of Mellon Capital Management Corporation (Mellon Capital), an affiliate of The Dreyfus Corporation. Mr. Kwan is also an employee of The Dreyfus Corporation.

The following information supersedes and replaces the information contained in the section of the statutory prospectus entitled "Fund Details — Management":

David Kwan is the fund's primary portfolio manager, a position he has held since the fund's inception. Mr. Kwan is head of the fixed-income management and trading group and a managing director of Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus, where he has been employed since 1990. Mr. Kwan has been employed by Dreyfus since January 2006.